                                                               EXHIBIT 24.1
                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, MICHAEL D. BRYAN, SONYA M. DAVIS or MICHAEL
L. DECAMP, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the Company's Annual Report on Form 10-K any and all amendments thereto, and documents in connection therewith, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 22nd of February, 2001.



/s/ Frank V. AtLee III                        /s/ Hendrik A. Verfaillie
------------------------------------------    ---------------------------------
Frank V. AtLee III, Director                  Hendrik A. Verfaillie, Director,
                                              Principal Executive Officer


/s/ Hakan Astrom                              /s/ Christopher J. Coughlin
------------------------------------------    ---------------------------------
Hakan Astrom, Director                        Christopher J. Coughlin, Director



/s/ Michael Kantor                            /s/ Gwendolyn S. King
------------------------------------------    ---------------------------------
Michael Kantor, Director                      Gwendolyn S. King, Director



                                              /s/ William U. Parfet
                                              ---------------------------------
                                              William U. Parfet, Director



/s/ John S. Reed                              /s/ Terrell K. Crews
------------------------------------------    ---------------------------------
John S. Reed, Director                        Terrell K. Crews, Principal
                                              Financial Officer


/s/ C. T. Tomlin
------------------------------------------
Curt Tomlin, Principal Accounting Officer